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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       April 20, 1995
                                                --------------------------------

                           COOPER INDUSTRIES, INC.
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            (Exact Name of Registrant as Specified in its Charter)


                                     Ohio
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                 (State or Other Jurisdiction of Incorporation)


             1-1175                                     31-4156620
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     (Commission File Number)                (IRS Employer Identification No.)


1001 Fannin, Suite 4000, Houston, Texas                        77002
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(Address of Principal Executive Offices)                     (Zip Code)


                                  713/739-5400
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5   Other Events

         On April 20, 1995, the Company issued the press release attached hereto as Exhibit 99.1 setting forth the Company's results of operations for the calendar quarter ended March 31, 1995.

Item 7   Financial Statements and Exhibits

         Exhibits
         --------
           99.1  Company Press Release Dated April 20, 1995 Titled "Cooper Industries Reports 38% Increase in Share
                 Earnings."



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             COOPER INDUSTRIES, INC.
                                             (Registrant)


                                             /s/  DIANE K. SCHUMACHER
Date:    April 28, 1995                      ----------------------------------
                                             Diane K. Schumacher
                                             Senior Vice President, General
                                              Counsel and Secretary




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                                 EXHIBIT INDEX


Exhibit No.
- -----------
   99.1                           Company Press Release Dated April 20, 1995 Titled "Cooper Industries Reports 38%
                                  Increase in Share Earnings."





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